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                                                                    EXHIBIT 23.1

                                  EXHIBIT 23.1

                         [STEGMAN & COMPANY LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the inclusion, in this registration statement on Form S-1 of our report dated October 20, 2000 on the financial statements of Celsion Corporation for the years ended September 30, 2000, 1999 and 1998 and to all the references to our Firm included in this registration statement.

                                       Stegman & Company


                                       /s/ STEGMAN & COMPANY



Baltimore, Maryland
December 14, 2000